UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2014 – September 30, 2015

Item 1: Reports to Shareholders

Annual Report | September 30, 2015

Vanguard Equity Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
				Total
				Returns
Vanguard Equity Income Fund
Investor Shares				-2.11%
Admiral™ Shares				-2.03
FTSE High Dividend Yield Index				-2.53
Equity Income Funds Average				-4.80
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$31.23	$28.78	$0.852	$1.014
Admiral Shares	65.45	60.31	1.846	2.125

Chairman’s Letter

Dear Shareholder,

After a lukewarm start to the fiscal year ended September 30, 2015, the broad U.S. stock market struggled. For the 12 months, Vanguard Equity Income Fund returned about –2%. This marked the first fiscal year decline since 2009 for the fund, its benchmark index, and the broad market.

In a year of muted gains and negative returns, the types of companies your fund’s advisors invest in—ones that tend to be larger and more oriented toward value than growth—generally weren’t favored. For several years, investors pursued income-oriented stocks in a quest for yield. But that changed amid signals that the Federal Reserve might begin raising interest rates, which would dim the luster of dividend-paying stocks.

The fund’s benchmark, the FTSE High Dividend Yield Index, fell behind the broad market, a reversal from the prior fiscal year. Still, your fund’s result, although negative, was higher than that of its comparative standards, helped in part by the consumer-oriented holdings of the fund’s advisors, Wellington Management Company and Vanguard’s Quantitative Equity Group.

As of September 30, the fund’s 30-day SEC yield for Investor Shares stood at 3.12%, about half a percentage point higher than it was a year ago. As with bonds, when stock prices fall, their dividend yields rise. Your fund’s yield remained about 1 percentage point higher than that of the broad U.S. stock market, as measured by the yield of Vanguard Total Stock Market Index Fund. (All returns and yields discussed in this letter are for Investor Shares unless otherwise noted.)

China’s economic woes weighed on stocks globally
The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s hesitancy over the fragility of global markets.

International stocks returned about –11%, held back in part by the dollar’s strength against many foreign currencies. Returns for emerging markets, which were especially hard hit by the concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety
The broad U.S. taxable bond market returned 2.94%, as investors gravitated toward safe-haven assets amid the global stock market turmoil. Stimulative monetary

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

policies from many of the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds advanced modestly.

The ten sectors were evenly split, as five gained and five declined
After notable ups and downs, five sectors ended the fiscal year higher and five ended it lower, in both the fund and its benchmark. However, the fund and index returns for many of the sectors diverged, in some cases markedly.

The consumer discretionary, consumer staples, financial, information technology, and utilities sectors all finished in positive territory. The relatively small consumer discretionary sector was the fund’s standout, with a strong double-digit gain that was well ahead of the benchmark’s return; the sector contributed significantly to the fund’s outperformance.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.29%	0.20%	1.22%

The fund expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratios were 0.26% for Investor Shares and 0.17% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Equity Income Funds.

In the larger consumer staples sector, the fund’s holdings also gained more than their index counterparts. Both sectors were buoyed by hopes that lower gasoline prices would prompt consumers to open their wallets for other purchases. But in information technology, the fund’s modest gain came up a bit short compared with the benchmark.

In a period when prices for oil and natural gas and other resources fell sharply, the double-digit declines of both the energy and materials sectors made them the worst performers in both the fund and its benchmark. In energy, the fund performed in line with its benchmark. The fund’s materials holdings held up better than their index counterparts—making for relative success amid the downdraft.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal year.

On a separate note, earlier this year Wellington Management Company marked the 15th anniversary of its role in managing Vanguard Equity Income Fund. I would like to take this opportunity to thank Wellington, with which we have had a long and productive working relationship.

The fund has a solid history of beating its index and peers
Over the past decade, the Equity Income Fund has bested the average performance of its peer group in every year but one—an important measure of its success. More often than not, your fund also outperformed

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Equity Income Fund Investor Shares	7.36%
Spliced Equity Income Index	7.01
Equity Income Funds Average	5.59

For a benchmark description, see the Glossary.

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received.
Their actual returns, however, depend on whether they subsequently bought or sold any shares.
There’s often a gap between this dollar-weighted return for investors and the fund’s time-
weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Average fund return
Average investor return

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

its benchmark—which, of course, incurs no expenses. For the ten years as a whole, the fund’s 7.36% average annual return kept it ahead of its comparative standards.

Your fund’s dividend-oriented strategy modestly outpaced the 7.06% return of the broad U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Float Adjusted Index. As I’ve noted in the past, however—and as we saw in the year that just ended—there’s no guarantee that a strategy focused on dividend-paying stocks will always outperform the broad market.

A dose of discipline is crucial when markets become volatile
Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more on the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2015

Advisors’ Report

For the fiscal year ended September 30, 2015, Vanguard Equity Income Fund returned about –2%, ahead of its comparative standards. This reflects the combined results of your fund’s two independent investment advisors, Wellington Management Company and Vanguard’s Quantitative Equity Group. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 12, 2015.

Wellington Management Company LLP

Portfolio Manager:

W. Michael Reckmeyer, III, CFA, Senior Managing Director and Equity Portfolio Manager

The investment environment remained precarious, with divergent trends in developed and emerging markets, uncertainty over when the Federal Reserve would begin to raise interest

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	11,461	A fundamental approach to seeking desirable stocks.
Company LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative	34	6,130	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	184	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

rates, heightened geopolitical risks such as increased tensions in the Middle East, and terrorism and cyber threats.

Emerging markets are experiencing slowing growth. China is transitioning from rapid to more moderate economic growth, with the extent of the slowdown still uncertain. Its government has employed several policy actions to stimulate economic activity—among them, adjusting fiscal and monetary policies and trying to support the stock market—but these have met with limited success. Other emerging economies are also slowing, with Brazil and Russia in severe recessions.

Europe is finally seeing solid growth aided by currency devaluation and improved credit availability, but the region’s dependence on exports raises the prospect that this growth could wane as emerging economies slow. Japan’s economy is growing at a moderate pace.

In the United States, economic activity has been slower than expected. The consumer remains resilient, buoyed by strong employment growth and solid wage gains, and has benefited from the windfall of lower oil prices. The industrial sector is slowing, hurt by the weakness in emerging markets, the stronger dollar, and the slowdown in the oil and gas sector.

Our performance was driven by positive security selection, particularly in the consumer discretionary and consumer staples sectors. Our position in Home Depot contributed most to relative performance. Sector allocation, a result of our bottom-up stock selection process, also added modestly to relative performance, most notably the portfolio’s overweight position in financials.

Selection was weaker in health care, information technology, and industrials. Not owning Apple—the stock didn’t meet our yield requirements—detracted the most from relative performance. Our underweight allocation (on average) to information technology and consumer staples also detracted.

At the end of the period, we were most overweight in the financial, industrial, and information technology sectors. Consumer staples, telecommunication services, and materials were our largest underweights relative to the benchmark.

Significant purchases in the past 12 months included new positions in Coca-Cola, Dominion Resources, Marathon Oil, and Union Pacific. We eliminated our positions in Unilever, WPP, and Akzo Nobel because of valuation, and we eliminated EI du Pont de Nemours and ConocoPhillips because of eroding fundamentals.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers: James P. Stetler, Principal

James D. Troyer, CFA,

Principal Michael R. Roach, CFA

After six years of positive results, the broad U.S. equity market returned –0.49% for the fiscal year, with significant declines in the second half. Large- and mid-capitalization stocks declined a bit more, but the small-cap universe outperformed with an advance of more than 1%. Growth stocks easily outpaced value stocks: The Russell 3000 Growth Index returned about 3%, while its value counterpart returned about –4%. The broad international market, especially emerging markets, declined more than that.

The Federal Reserve held off on raising interest rates as it awaits further progress toward its employment and inflation targets. Real GDP in the second quarter increased at an annual rate of 3.9%, compared with an increase of 0.6% in the first quarter, reflecting positive contributions from exports, acceleration in personal consumption expenditures, and an increase in state and local government spending. The unemployment rate continued to improve over the past year. In September, total U.S. nonfarm payroll employment rose by 142,000 and the unemployment rate was 5.1%, down from 5.9% 12 months earlier.

The economic slowdown overseas, especially in emerging markets, continues to contribute to the volatility in the markets. Emerging-market currencies have lost value against the U.S. dollar; the possibility that the Fed might raise interest rates by the end of 2015 is pushing up the dollar and driving capital outflows from these currencies. Many emerging economies were also affected by weak commodity prices that contributed to lower export growth. China’s ongoing slowdown still represents significant downside risk to overall emerging-market performance.

Although we seek to understand the impact of macroeconomic factors on fund performance, our process is centered on specific stock fundamentals. We use a quantitative approach to systematically identify stocks in our investment universe that are more likely to exhibit long-term outperformance. Our process focuses on valuation as well as other factors that we believe affect fundamental growth. This allows us to take advantage of inefficiencies in the market caused by persistent biases in investor behavior.

We construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

For the fiscal year, our growth and sentiment models were positive contributors to performance. However, our valuation, management decisions, and quality models did not perform as expected.

Performance within the FTSE benchmark was split. Five of the ten sector groups generated positive returns. Utilities and information technology did best, but their gains were more than offset by continued poor performance in energy and materials. Our stock selection results were mixed. We outperformed the benchmark in six sectors. Our strongest relative results came in technology, consumer discretionary, and materials; our weakest were in energy.

In technology, Broadridge Financial Solutions and Apple were our top contributors to relative performance. Cablevision Systems drove our results in consumer discretionary, and our exclusion of Freeport-McMoRan in materials also helped. Our energy sector selections were disappointing, as Ensco, ONEOK, and Atwood Oceanics detracted.

Equity Income Fund

Fund Profile
As of September 30, 2015

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.29%	0.20%
30-Day SEC Yield	3.12%	3.21%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	176	430	4,000
Median Market Cap	$94.4B	$94.4B	$46.5B
Price/Earnings Ratio	17.2x	17.2x	20.2x
Price/Book Ratio	2.4x	2.4x	2.5x
Return on Equity	18.1%	18.1%	17.2%
Earnings Growth
Rate	6.2%	4.1%	10.1%
Dividend Yield	3.4%	3.6%	2.1%
Foreign Holdings	6.7%	0.0%	0.0%
Turnover Rate	32%	—	—
Short-Term
Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	6.2%	6.6%	13.7%
Consumer Staples	11.7	14.7	8.7
Energy	10.5	10.7	6.3
Financials	17.0	14.4	18.3
Health Care	12.3	11.9	14.4
Industrials	12.4	11.2	10.6
Information
Technology	14.3	13.9	19.6
Materials	2.6	3.1	3.1
Telecommunication
Services	4.2	5.2	2.1
Utilities	8.8	8.3	3.2

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	0.98	0.91
Beta	0.97	0.90

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	4.2%
Wells Fargo & Co.	Diversified Banks	3.9
JPMorgan Chase & Co.	Diversified Banks	3.3
Johnson & Johnson	Pharmaceuticals	2.8
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.7
Merck & Co. Inc.	Pharmaceuticals	2.6
General Electric Co.	Industrial
	Conglomerates	2.5
Exxon Mobil Corp.	Integrated Oil & Gas	2.5
Cisco Systems Inc.	Communications
	Equipment	2.3
Home Depot Inc.	Home Improvement
	Retail	2.2
Top Ten		29.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratios were 0.26% for Investor Shares and 0.17% for Admiral Shares.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Income Fund*Investor Shares	-2.11%	13.27%	7.36%	$20,352
Spliced Equity Income Index	-2.53	13.47	7.01	19,690
Equity Income Funds Average	-4.80	10.13	5.59	17,231
Dow Jones U.S. Total Stock Market
Float Adjusted Index	-0.55	13.26	7.06	19,778

For a benchmark description, see the Glossary.

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Equity Income Fund Admiral Shares	-2.03%	13.37%	7.47%	$102,805
Spliced Equity Income Index	-2.53	13.47	7.01	98,450
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-0.55	13.26	7.06	98,892

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

Equity Income Fund Investor Shares
Spliced Equity Income Index

For a benchmark description, see the Glossary.

Equity Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.3%)[1]
Consumer Discretionary (5.9%)
	Home Depot Inc.	3,438,400	397,101
	McDonald’s Corp.	1,859,005	183,168
	Thomson Reuters Corp.	2,537,270	102,150
	Target Corp.	911,800	71,722
	Carnival Corp.	957,200	47,573
	Darden Restaurants Inc.	558,000	38,245
	Omnicom Group Inc.	553,100	36,449
	General Motors Co.	1,199,100	35,997
	American Eagle Outfitters
	Inc.	2,173,300	33,969
	Leggett & Platt Inc.	797,300	32,889
^	Cracker Barrel Old
	Country Store Inc.	174,400	25,686
	Hasbro Inc.	179,800	12,971
	Ford Motor Co.	739,800	10,039
^	Autoliv Inc.	71,700	7,816
	Time Warner Cable Inc.	42,300	7,587
	Cinemark Holdings Inc.	158,700	5,156
	Cablevision Systems Corp.
	Class A	147,300	4,783
	Gannett Co. Inc.	167,100	2,461
			1,055,762
Consumer Staples (11.4%)
	Coca-Cola Co.	6,531,364	262,038
	Kraft Heinz Co.	3,534,470	249,463
	Procter & Gamble Co.	3,067,140	220,650
	Philip Morris International
	Inc.	2,734,945	216,963
	Wal-Mart Stores Inc.	2,749,992	178,309
	Altria Group Inc.	3,132,975	170,434
	British American Tobacco
	plc	3,083,855	170,156
	PepsiCo Inc.	1,703,090	160,601
	Diageo plc ADR	910,100	98,100
	Reynolds American Inc.	1,413,800	62,589
	Dr Pepper Snapple Group
	Inc.	586,700	46,379
	Clorox Co.	399,900	46,200

			Market
			Value•
		Shares	($000)
	ConAgra Foods Inc.	1,076,200	43,597
	Kimberly-Clark Corp.	261,688	28,534
	Ingredion Inc.	309,100	26,988
	Campbell Soup Co.	389,000	19,715
	Pinnacle Foods Inc.	293,600	12,296
	Avon Products Inc.	1,371,200	4,456
	Flowers Foods Inc.	99,300	2,457
	Coca-Cola Enterprises Inc.	38,000	1,837
			2,021,762
Energy (10.2%)
	Exxon Mobil Corp.	5,945,110	442,019
	Chevron Corp.	4,264,070	336,350
	Suncor Energy Inc.	7,461,910	199,382
	Phillips 66	2,383,600	183,156
	Occidental Petroleum
	Corp.	2,468,930	163,320
	Marathon Oil Corp.	5,649,100	86,996
	Enbridge Inc.	2,175,500	80,776
	Valero Energy Corp.	944,800	56,783
	HollyFrontier Corp.	797,000	38,926
	Western Refining Inc.	784,300	34,603
	PBF Energy Inc. Class A	1,161,900	32,800
^	Noble Corp. plc	2,826,400	30,836
	Ensco plc Class A	2,069,900	29,144
^	Atwood Oceanics Inc.	1,234,600	18,284
	Delek US Holdings Inc.	628,900	17,421
^	Nordic American Tankers
	Ltd.	1,048,500	15,937
	ConocoPhillips	314,000	15,060
	Scorpio Tankers Inc.	1,365,400	12,521
	Kinder Morgan Inc.	447,300	12,381
	Teekay Corp.	164,200	4,867
	SemGroup Corp. Class A	56,600	2,447
			1,814,009
Financials (16.5%)
	Wells Fargo & Co.	13,671,340	702,023
	JPMorgan Chase & Co.	9,614,630	586,204
	Marsh & McLennan Cos.
	Inc.	5,490,070	286,692

Equity Income Fund

		Market
		Value•
	Shares	($000)
PNC Financial Services
Group Inc.	2,653,092	236,656
BlackRock Inc.	606,730	180,484
MetLife Inc.	3,599,300	169,707
ACE Ltd.	1,640,040	169,580
M&T Bank Corp.	1,075,190	131,119
US Bancorp	2,402,740	98,536
Principal Financial Group
Inc.	1,396,500	66,110
Travelers Cos. Inc.	560,400	55,777
Prudential Financial Inc.	555,700	42,350
Huntington Bancshares
Inc.	3,204,600	33,969
Lazard Ltd. Class A	755,800	32,726
Janus Capital Group Inc.	2,162,100	29,405
Validus Holdings Ltd.	595,300	26,830
Axis Capital Holdings Ltd.	442,400	23,766
First American Financial
Corp.	561,100	21,922
FNF Group	239,600	8,499
Endurance Specialty
Holdings Ltd.	133,100	8,123
PacWest Bancorp	187,800	8,040
Cincinnati Financial Corp.	96,300	5,181
Hanover Insurance Group
Inc.	44,700	3,473
First Commonwealth
Financial Corp.	267,000	2,427
Navient Corp.	182,500	2,051
		2,931,650
Health Care (11.9%)
Johnson & Johnson	5,370,145	501,303
Merck & Co. Inc.	9,269,424	457,817
Pfizer Inc.	12,480,644	392,017
Bristol-Myers Squibb Co.	3,640,332	215,508
Roche Holding AG	481,870	127,923
Eli Lilly & Co.	1,526,749	127,774
AstraZeneca plc ADR	3,674,098	116,910
AbbVie Inc.	1,822,300	99,151
Novartis AG	735,221	67,575
Baxalta Inc.	264,700	8,341
Kindred Healthcare Inc.	134,300	2,115
Quality Systems Inc.	70,000	873
		2,117,307
Industrials (12.0%)
General Electric Co.	17,906,052	451,591
3M Co.	1,836,930	260,422
Eaton Corp. plc	4,050,410	207,786
United Technologies
Corp.	2,032,780	180,897
United Parcel Service Inc.
Class B	1,582,130	156,140
Raytheon Co.	1,232,300	134,641
Union Pacific Corp.	1,367,400	120,892

		Market
		Value•
	Shares	($000)
Honeywell International
Inc.	1,274,100	120,644
Boeing Co.	723,700	94,768
Caterpillar Inc.	1,337,800	87,439
Waste Management Inc.	1,542,590	76,836
Lockheed Martin Corp.	308,300	63,914
Stanley Black & Decker
Inc.	443,100	42,972
PACCAR Inc.	792,400	41,339
Pitney Bowes Inc.	1,715,900	34,061
General Dynamics Corp.	231,500	31,935
Illinois Tool Works Inc.	193,070	15,892
GATX Corp.	292,300	12,905
RR Donnelley & Sons Co.	155,700	2,267
Aircastle Ltd.	79,600	1,641
West Corp.	71,600	1,604
Knoll Inc.	54,800	1,204
General Cable Corp.	83,700	996
		2,142,786
Information Technology (13.8%)
Microsoft Corp.	16,754,519	741,555
Cisco Systems Inc.	15,600,280	409,507
Intel Corp.	12,782,550	385,266
International Business
Machines Corp.	1,453,100	210,656
Analog Devices Inc.	3,098,160	174,767
Texas Instruments Inc.	2,573,100	127,420
Maxim Integrated
Products Inc.	3,091,617	103,260
Symantec Corp.	3,052,500	59,432
Western Union Co.	2,096,700	38,495
QUALCOMM Inc.	675,900	36,316
Broadridge Financial
Solutions Inc.	612,400	33,896
Apple Inc.	281,500	31,050
Computer Sciences Corp.	466,700	28,646
Lexmark International Inc.
Class A	917,700	26,595
Leidos Holdings Inc.	303,300	12,529
Paychex Inc.	246,400	11,736
Diebold Inc.	180,600	5,377
Science Applications
International Corp.	126,900	5,103
EarthLink Holdings Corp.	403,200	3,137
Linear Technology Corp.	36,700	1,481
		2,446,224
Materials (2.5%)
^ Dow Chemical Co.	3,598,620	152,581
International Paper Co.	2,561,520	96,800
Nucor Corp.	1,736,410	65,202
LyondellBasell Industries
NV Class A	676,400	56,385
Avery Dennison Corp.	630,700	35,679
Bemis Co. Inc.	586,400	23,204

Equity Income Fund

		Market
		Value•
	Shares	($000)
Domtar Corp.	140,200	5,012
EI du Pont de Nemours
& Co.	74,270	3,580
Commercial Metals Co.	256,900	3,481
		441,924
Other (0.4%)
2 Vanguard High Dividend
Yield ETF	1,047,950	65,654

Telecommunication Services (4.1%)
Verizon Communications
Inc.	11,130,886	484,305
AT&T Inc.	3,998,197	130,261
BCE Inc.	2,887,500	118,183
CenturyLink Inc.	143,400	3,602
		736,351
Utilities (8.6%)
Dominion Resources Inc.	2,509,000	176,583
Xcel Energy Inc.	4,743,590	167,970
NextEra Energy Inc.	1,695,016	165,349
UGI Corp.	4,172,390	145,283
Eversource Energy	2,806,390	142,059
Duke Energy Corp.	1,847,900	132,938
National Grid plc	8,299,777	115,594
CMS Energy Corp.	1,880,400	66,416
American Electric Power
Co. Inc.	982,000	55,836
Exelon Corp.	1,687,100	50,107
Public Service Enterprise
Group Inc.	1,182,300	49,846
Edison International	780,100	49,201
Consolidated Edison Inc.	723,100	48,339
Vectren Corp.	864,600	36,322
Atmos Energy Corp.	614,700	35,763
FirstEnergy Corp.	650,100	20,355
WGL Holdings Inc.	332,000	19,146
Southern Co.	369,300	16,508
Ameren Corp.	276,500	11,688
New Jersey Resources
Corp.	205,400	6,168
IDACORP Inc.	72,100	4,666
NorthWestern Corp.	61,900	3,332
Portland General Electric
Co.	84,900	3,139
ONE Gas Inc.	29,100	1,319
		1,523,927
Total Common Stocks
(Cost $15,021,652)		17,297,356

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (3.0%)[1]
Money Market Fund (1.0%)
3,[4]	Vanguard Market
	Liquidity Fund,
	0.189%	174,131,720	174,132

		Face
		Amount
		($000)
Repurchase Agreement (1.8%)
	Goldman Sachs & Co.
	0.120%, 10/1/15 (Dated
	9/30/15, Repurchase
	Value $318,401,000,
	collateralized by Federal
	Home Loan Mortgage
	Corp. 2.500%–5.500%,
	12/1/22–9/1/45, Federal
	National Mortgage Assn.
	2.234%–6.500%,
	2/1/19–8/1/45, with a
	value of $324,768,000)	318,400	318,400

U.S. Government and Agency Obligations (0.2%)
5	Federal Home Loan
	Bank Discount Notes,
	0.093%, 10/2/15	2,200	2,200
5	Federal Home Loan
	Bank Discount Notes,
	0.095%, 10/7/15	2,000	2,000
5	Federal Home Loan
	Bank Discount Notes,
	0.142%, 10/21/15	30,000	29,998
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.100%, 10/23/15	5,600	5,600
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.114%, 10/28/15	5,400	5,399
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.120%, 10/30/15	100	100
			45,297
Total Temporary Cash Investments
(Cost $537,829)			537,829
Total Investments (100.3%)
(Cost $15,559,481)			17,835,185

Equity Income Fund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	1,631
Receivables for Investment Securities Sold 31,655
Receivables for Accrued Income	35,543
Receivables for Capital Shares Issued	56,133
Other Assets	2,026
Total Other Assets	126,988
Liabilities
Payables for Investment Securities
Purchased	(59,678)
Collateral for Securities on Loan	(77,698)
Payables for Capital Shares Redeemed	(30,307)
Payables to Investment Advisor	(3,399)
Payables to Vanguard	(16,318)
Total Liabilities	(187,400)
Net Assets (100%)	17,774,773

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	14,904,548
Overdistributed Net Investment Income	(1,440)
Accumulated Net Realized Gains	598,108
Unrealized Appreciation (Depreciation)
Investment Securities	2,275,704
Futures Contracts	(2,022)
Foreign Currencies	(125)
Net Assets	17,774,773

Amount
($000)
Investor Shares—Net Assets
Applicable to 167,241,745 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,812,484
Net Asset Value Per Share—
Investor Shares	$28.78

Admiral Shares—Net Assets
Applicable to 214,924,800 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,962,289
Net Asset Value Per Share—
Admiral Shares	$60.31

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $77,176,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 2.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $77,698,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,799,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends[1,2]	558,105
Interest[2]	472
Securities Lending	1,752
Total Income	560,329
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,997
Performance Adjustment	(991)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,910
Management and Administrative—Admiral Shares	10,697
Marketing and Distribution—Investor Shares	1,240
Marketing and Distribution—Admiral Shares	2,199
Custodian Fees	168
Auditing Fees	36
Shareholders’ Reports—Investor Shares	112
Shareholders’ Reports—Admiral Shares	98
Trustees’ Fees and Expenses	29
Total Expenses	37,495
Net Investment Income	522,834
Realized Net Gain (Loss)
Investment Securities Sold[2]	708,688
Futures Contracts	1,427
Foreign Currencies	(477)
Realized Net Gain (Loss)	709,638
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,606,967)
Futures Contracts	(295)
Foreign Currencies	(3)
Change in Unrealized Appreciation (Depreciation)	(1,607,265)
Net Increase (Decrease) in Net Assets Resulting from Operations	(374,793)

1 Dividends are net of foreign withholding taxes of $4,550,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,213,000, $300,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	522,834	454,786
Realized Net Gain (Loss)	709,638	770,697
Change in Unrealized Appreciation (Depreciation)	(1,607,265)	1,175,497
Net Increase (Decrease) in Net Assets Resulting from Operations	(374,793)	2,400,980
Distributions
Net Investment Income
Investor Shares	(148,834)	(142,170)
Admiral Shares	(377,108)	(304,850)
Realized Capital Gain[1]
Investor Shares	(178,446)	(136,041)
Admiral Shares	(410,635)	(265,749)
Total Distributions	(1,115,023)	(848,810)
Capital Share Transactions
Investor Shares	(307,678)	165,292
Admiral Shares	1,725,388	2,156,810
Net Increase (Decrease) from Capital Share Transactions	1,417,710	2,322,102
Total Increase (Decrease)	(72,106)	3,874,272
Net Assets
Beginning of Period	17,846,879	13,972,607
End of Period[2]	17,774,773	17,846,879

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $129,551,000 and $18,677,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,440,000) and $2,145,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$31.23	$28.26	$24.31	$19.40	$18.83
Investment Operations
Net Investment Income	. 847.826		.732	.667	.596
Net Realized and Unrealized Gain (Loss)
on Investments	(1.431)	3.754	3.946	4.908	.567
Total from Investment Operations	(.584)	4.580	4.678	5.575	1.163
Distributions
Dividends from Net Investment Income	(.852)	(. 811)	(.728)	(. 665)	(. 593)
Distributions from Realized Capital Gains	(1.014)	(.799)	—	—	—
Total Distributions	(1.866)	(1.610)	(.728)	(. 665)	(. 593)
Net Asset Value, End of Period	$28.78	$31.23	$28.26	$24.31	$19.40

Total Return[1]	-2.11%	16.62%	19.45%	29.00%	6.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,812	$5,528	$4,839	$4,107	$2,835
Ratio of Total Expenses to Average Net Assets[2]	0.26%	0.29%	0.30%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.72%	2.74%	2.81%	3.00%	2.89%
Portfolio Turnover Rate	32%	33%	34%	26%	29%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$65.45	$59.24	$50.94	$40.67	$39.47
Investment Operations
Net Investment Income	1.834	1.790	1.585	1.445	1.286
Net Realized and Unrealized Gain (Loss)
on Investments	(3.003)	7.853	8.293	10.265	1.194
Total from Investment Operations	(1.169)	9.643	9.878	11.710	2.480
Distributions
Dividends from Net Investment Income	(1.846)	(1.758)	(1.578)	(1.440)	(1.280)
Distributions from Realized Capital Gains	(2.125)	(1.675)	—	—	—
Total Distributions	(3.971)	(3.433)	(1.578)	(1.440)	(1.280)
Net Asset Value, End of Period	$60.31	$65.45	$59.24	$50.94	$40.67

Total Return[1]	-2.03%	16.70%	19.61%	29.06%	6.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,962	$12,319	$9,134	$5,234	$2,614
Ratio of Total Expenses to Average Net Assets[2]	0.17%	0.20%	0.21%	0.21%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.81%	2.83%	2.90%	3.09%	2.98%
Portfolio Turnover Rate	32%	33%	34%	26%	29%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Equity Income Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and

Equity Income Fund

are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,147,000 for the year ended September 30, 2015.

For the year ended September 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets, before a decrease of $991,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $1,631,000, representing 0.01% of the fund’s net assets and 0.65% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Equity Income Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	16,816,108	481,248	—
Temporary Cash Investments	174,132	363,697	—
Futures Contracts—Assets[1]	2,077	—	—
Total	16,992,317	844,945	—

1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2015	446	42,564	(217)
S&P 500 Index	December 2015	204	97,344	(1,805)
				(2,022)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the year ended September 30, 2015, the fund realized net foreign currency losses of $477,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Equity Income Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $86,187,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $148,224,000 of ordinary income and $466,551,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $15,563,864,000. Net unrealized appreciation of investment securities for tax purposes was $2,271,321,000, consisting of unrealized gains of $2,968,205,000 on securities that had risen in value since their purchase and $696,884,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2015, the fund purchased $6,662,857,000 of investment securities and sold $5,866,061,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,014,630	32,639	1,351,608	44,836
Issued in Lieu of Cash Distributions	306,263	10,045	261,200	8,834
Redeemed	(1,628,571)	(52,449)	(1,447,516)	(47,855)
Net Increase (Decrease)—Investor Shares	(307,678)	(9,765)	165,292	5,815
Admiral Shares
Issued	3,559,820	54,765	3,402,387	53,571
Issued in Lieu of Cash Distributions	672,092	10,525	490,387	7,895
Redeemed	(2,506,524)	(38,575)	(1,735,964)	(27,436)
Net Increase (Decrease)—Admiral Shares	1,725,388	26,715	2,156,810	34,030

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Equity Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $527,283,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $533,832,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 94.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Equity Income Fund Investor Shares
Periods Ended September 30, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-2.11%	13.27%	7.36%
Returns After Taxes on Distributions	-3.62	12.31	6.37
Returns After Taxes on Distributions and Sale of Fund Shares	-0.11	10.63	5.93

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$941.85	$1.22
Admiral Shares	1,000.00	942.16	0.78
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.27	0.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	Chris D. McIsaac
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	James M. Norris
the Museum of Fine Arts Boston.	Paul A. Heller	Thomas M. Rampulla
	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112015

Annual Report | September 30, 2015

Vanguard PRIMECAP Core Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
				Total
				Returns
Vanguard PRIMECAP Core Fund				-0.73%
MSCI US Prime Market 750 Index				-0.36
Multi-Cap Core Funds Average				-2.37
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$21.87	$20.26	$0.270	$1.297

1

Chairman’s Letter

Dear Shareholder,

Vanguard PRIMECAP Core Fund couldn’t escape the broad market downdraft that occurred late in the fiscal year ended September 30, 2015. Although the fund isn’t closely aligned with its benchmark or the broad U.S. stock market, their performances were similar.

Over the 12 months, the PRIMECAP Core Fund returned –0.73%, slightly behind its benchmark and the broad U.S. stock market but a bit ahead of its multi-capitalization core fund peers.

Health care and technology holdings, which have frequently powered the fund’s outperformance, struggled. The consumer discretionary sector stood out.

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

China’s economic woes weighed on U.S. stocks
The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates.

2

On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11%, as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety
The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

Health care and IT stocks stumbled, but consumer discretionary thrived
Since its inception in 2004, the PRIMECAP Core Fund has outpaced its comparative standards by a notable margin. But that successful long-term record inevitably included some shortfalls along the way. Because the fund’s holdings have not traditionally resembled those of its benchmark, it’s possible for the fund to trail or trump its comparative standards.

PRIMECAP Management Company, the fund’s advisor, invests in undervalued growth companies that have been unappreciated, ignored, or cast aside by the marketplace. The stocks of these companies may languish or lag before being recognized. This approach requires conviction and patience from the advisor and also from the fund’s shareholders, who need to be willing to endure periods of disappointment to reap the potential benefits of long-term outperformance.

Using a rigorous screening process, PRIMECAP Management identifies and then invests in companies until they no longer fundamentally fit the portfolio and their valuations or business models have changed.

The PRIMECAP Core Fund’s combined exposure to health care and information technology approached 60%. The advisor’s holdings in both sectors detracted from performance, because of stocks the fund owned as well as those it didn’t.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.50%	1.21%

The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratio was 0.47%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Core Funds.

4

The fund’s health care stocks returned less than 2%, compared with about 6% for those held by the benchmark. Although PRIMECAP Core’s pharmaceutical stocks performed reasonably well, they couldn’t offset weakness in biotechnology stocks, some of which were hurt by significant product price increases. The fund also lacked investments in thriving managed-care companies.

Information technology also disappointed. The fund’s IT stocks declined about 5%, compared with an increase of about 2% for those in the benchmark. Most of the performance gap was evident in the hardware industry, where the stragglers outnumbered the stars; the fund owned most of the stragglers. Success in software was offset by weakness in communications equipment and IT services.

On a brighter note, the PRIMECAP Core Fund’s consumer discretionary holdings significantly boosted performance, climbing nearly 21% versus about 12% for those in the benchmark. Most of the strength was concentrated among a small group of apparel retailers and household appliance companies.

The fund’s industrial and financial stocks outpaced those of the benchmark but didn’t help the portfolio much. Energy holdings slid as low oil prices continued to hinder the sector, but the small allocation cushioned the fund from significant damage.

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
PRIMECAP Core Fund	8.91%
MSCI US Prime Market 750 Index	7.09
Multi-Cap Core Funds Average	5.59
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received.
Their actual returns, however, depend on whether they subsequently bought or sold any shares.
There’s often a gap between this dollar-weighted return for investors and the fund’s time-
weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Average fund return
Average investor return

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

6

For more about the advisor’s strategy and the fund’s positioning during the 12 months, please see the Advisor’s Report that follows this letter.

The advisor’s patience and focus helped lift results over a decade
Both the PRIMECAP Core Fund’s performance over the past decade and its path to that performance can be traced to the advisor’s strategy of investing with conviction and a long-term lens.

At times during the ten years ended September 30, 2015, some of the fund’s stock holdings and sector allocations appeared out of sync with market trends and investor sentiment. During one long stretch—in each fiscal year from 2010 through 2012—the fund lagged one or both of its comparative standards.

But for the period overall, PRIMECAP Management’s steadfast approach helped the fund register an average annual return of 8.91%, almost 2 percentage points ahead of its market benchmark and more than 3 percentage points higher than its peer-fund average.

The fund’s shareholders have benefited from the advisor’s experience and skill, along with the fund’s low costs, which allow shareholders to keep more of the returns on their investment.

A dose of discipline is crucial when markets become volatile
Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more discussion on the benefit of staying the course.) This is also a good time to evaluate your portfolio

7

and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can be key as you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2015

8

Advisor’s Report

For the fiscal year ended September 30, 2015, Vanguard PRIMECAP Core Fund returned –0.73%, trailing both the –0.36% return of its fund’s benchmark, the unmanaged MSCI US Prime Market 750 Index, and the –0.61% return of the unmanaged Standard & Poor’s 500 Index. The fund exceeded the –2.37% average return of its multi-capitalization core fund competitors.

Relative to the S&P 500 Index, favorable sector allocations, including an underweight position in energy and overweight positions in health care and information technology, were roughly offset by unfavorable stock selection in those sectors.

The investment environment
Despite a record close on May 21, 2015, the S&P 500 Index delivered a slightly negative total return, as global growth concerns weighed on equity values late in the fiscal year.

The U.S. economy expanded at a modest pace, as real GDP growth averaged approximately 2% during the three quarters ended June 30. The labor market continued to improve, with the unemployment rate declining to 5.1% at the end of September. Monetary policy remained highly accommodative, as the Federal Reserve maintained its 0%–0.25% target for the federal funds rate. The dollar appreciated significantly, driven by the relative strength of the U.S. economy. The price of West Texas Intermediate crude oil declined by approximately 50%.

Concerns about China’s economic health intensified as the year progressed. The Shanghai Stock Exchange Composite Index experienced significant volatility, which reverberated across global financial markets. U.S. investors tried to assess the impact a slowing Chinese economy may have on the domestic economic recovery.

Outlook for U.S. equities
We find U.S. equities to be fairly valued at current levels. As of September 30, the S&P 500 Index was trading at approximately 16 times the next 12 months’ earnings, a reasonable valuation by historical standards, though the index appears more expensive on a price/sales ratio basis because profit margins are near all-time highs. We continue to believe that many individual stocks are attractively valued and that stocks represent a more attractive investment than bonds at current prices.

Portfolio update and outlook
For the 12 months, the portfolio was overweighted in information technology, health care, and industrial stocks. These sectors constituted 75% of the fund’s holdings on average (compared with a 45% combined average weighting in the S&P 500 Index).

Favorable sector allocations, notably in energy (underweight), health care (overweight), and information technology (overweight), were mostly offset by unfavorable stock selection. Negative stock selection, primarily in information technology, health care, and energy, more

9

than offset positive stock selection, primarily in industrials and consumer discretionary.

Unfavorable stock selection in information technology was driven by SanDisk (–44%), NetApp (–30%), and Hewlett-Packard (–26%) and by the fund’s underweight position in Apple (+11%). In health care, unfavorable selection was driven by Biogen (–12%) and Roche (–8%) and by not owning managed care companies, which performed well. In energy, unfavorable selection was led by Transocean (–56%). In industrials, Southwest Airlines (+13%) and Delta Air Lines (+25%) drove most of the outperformance. The largest positive contributors in consumer discretionary were L Brands (+41%), CarMax (+28%), Sony (+36%), Carnival (+27%), and TJX (+22%).

Energy
The fund remains significantly under-weighted in energy, which was the worst-performing sector in the S&P 500 Index over the 12 months. We cannot predict the direction of oil prices with any certainty, but we believe that technological innovation may exert downward pressure over the long term. Advancements such as hydraulic fracturing may continue to lower the cost of production, while new technologies such as vehicle electrification may reduce future demand.

We have found few compelling investments within the sector, as the valuations of many companies would require a rebound in oil prices to be attractive.

Although such a scenario is possible, we do not want to invest with a thesis predicated on higher oil prices. Oil prices also have an impact on our investments outside of the sector. We believe that certain holdings, such as airlines (overweight) and cruise lines (overweight), may continue to benefit from lower input costs if current oil prices persist, while others, such as some industrial companies, may continue to face weaker demand from energy-related customers.

Industrials
In industrials, we continue to find our investments in airlines attractive. The industry has consolidated significantly, and the four largest airlines now control over 80% of total capacity. Management teams are increasingly focused on generating adequate returns on capital rather than chasing unprofitable market share. Domestic capacity has been reduced since 2007, and utilization is high. In light of these industry dynamics, strong free cash flow, and low valuation multiples, we remain overweighted in airlines.

Information technology
We believe that our information technology holdings represent compelling investments. A major technological shift is under way as software, storage, and computer power continue to move to the internet-based “cloud.” This shift is helping enable new “big data” and mobility applications while increasing demand for certain types of storage and processing infrastructure. Although these trends have mixed implications for some holdings with legacy

10

technology, these companies’ strong competitive positions, cash-rich balance sheets, and healthy cash flow generation allow them to invest ample resources in cloud-based offerings. We believe the low valuation multiples assigned to many of these stocks more than adequately reflect the risks associated with this transition.

Health care
Although health care stock selection has been a significant detractor over the last 12 months, we feel that the industry’s long-term outlook remains favorable. Increasing demand for health care products will be driven by demographic trends as well as the industry’s ability to develop more effective therapies. The pipeline includes promising treatments for cancer, Alzheimer’s, and autoimmune diseases. In addition, the reduced cost of genetic sequencing may result in breakthroughs in drug development. With the recent pullback in health care stocks, valuations of large-cap biotechnology and pharmaceutical companies are reasonable, with some trading at a discount to the S&P 500 price/earnings multiple in spite of their superior growth profiles.

Tempering our positive outlook is the nearer-term uncertainty over reimbursement and pricing. Earlier this year, pharmacy benefit managers extracted higher-than-expected pricing concessions from AbbVie and Gilead as the firms competed for market share with their new hepatitis C drugs. Presidential candidate Hillary Clinton’s recent proposal to reduce prescription drug costs has again raised the specter of government-negotiated or mandated pricing. Although we are mindful of these potential negatives, we believe that companies with novel drug treatments that provide significant benefits over existing therapies will continue to receive favorable reimbursement from payors.

Conclusion
We remain committed to our investment philosophy, which is to invest in attractively priced stocks for the long term. This “bottom-up” approach often results in a portfolio that bears little resemblance to a market index; therefore, our results often deviate substantially from those of the index. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility of extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

October 14, 2015

11

PRIMECAP Core Fund

Fund Profile
As of September 30, 2015

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund	750 Index	Index
Number of Stocks	149	747	4,000
Median Market Cap	$48.7B	$63.3B	$46.5B
Price/Earnings Ratio	20.6x	19.5x	20.2x
Price/Book Ratio	3.5x	2.6x	2.5x
Return on Equity	18.2%	18.0%	17.2%
Earnings Growth
Rate	9.5%	10.0%	10.1%
Dividend Yield	1.9%	2.2%	2.1%
Foreign Holdings	12.5%	0.0%	0.0%
Turnover Rate	10%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.50%	—	—
30-Day SEC Yield	1.35%	—	—
Short-Term Reserves	5.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund	750 Index	Index
Consumer Discretionary 12.5%		13.7%	13.7%
Consumer Staples	0.9	9.5	8.7
Energy	1.4	6.7	6.3
Financials	7.2	16.7	18.3
Health Care	29.3	14.5	14.4
Industrials	17.9	10.3	10.6
Information Technology	27.3	20.1	19.6
Materials	2.8	3.0	3.1
Telecommunication
Services	0.7	2.4	2.1
Utilities	0.0	3.1	3.2

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	FA Index
R-Squared	0.91	0.91
Beta	0.94	0.92

 These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Eli Lilly & Co.	Pharmaceuticals	5.1%
Southwest Airlines Co.	Airlines	4.9
Amgen Inc.	Biotechnology	4.7
Roche Holding AG	Pharmaceuticals	4.1
Biogen Inc.	Biotechnology	3.6
Google Inc.	Internet Software &
	Services	3.4
Texas Instruments Inc.	Semiconductors	2.8
L Brands Inc.	Apparel Retail	2.1
Novartis AG	Pharmaceuticals	2.1
Johnson & Johnson	Pharmaceuticals	2.1
Top Ten		34.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratio was 0.47%.

12

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Core Fund*	-0.73%	13.94%	8.91%	$23,473
MSCI US Prime Market 750 Index	-0.36	13.44	7.09	19,845
Multi-Cap Core Funds Average	-2.37	10.93	5.59	17,234
Dow Jones U.S. Total Stock Market
Float Adjusted Index	-0.55	13.26	7.06	19,778

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

13

PRIMECAP Core Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

PRIMECAP Core Fund
MSCI US Prime Market 750 Index

14

PRIMECAP Core Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.0%)
Consumer Discretionary (11.9%)
	L Brands Inc.	1,649,454	148,665
*	CarMax Inc.	1,811,400	107,452
	TJX Cos. Inc.	1,425,000	101,773
*	Sony Corp. ADR	3,455,500	84,660
	Carnival Corp.	1,624,300	80,728
	Walt Disney Co.	750,000	76,650
	Ross Stores Inc.	1,015,900	49,241
	Gildan Activewear Inc.
	Class A	953,900	28,770
	Tribune Media Co. Class A	803,500	28,605
	Las Vegas Sands Corp.	610,000	23,162
*	Bed Bath & Beyond Inc.	337,491	19,244
	VF Corp.	223,380	15,237
*	Amazon.com Inc.	23,545	12,052
	Garmin Ltd.	325,000	11,661
*	Urban Outfitters Inc.	340,700	10,010
	Time Warner Cable Inc.	50,000	8,968
*	Norwegian Cruise Line
	Holdings Ltd.	91,700	5,254
	Royal Caribbean Cruises Ltd.	42,000	3,742
	Comcast Corp. Class A	35,100	1,996
	Newell Rubbermaid Inc.	50,000	1,985
			819,855
Consumer Staples (0.8%)
	CVS Health Corp.	302,377	29,173
	PepsiCo Inc.	300,000	28,290
			57,463
Energy (1.3%)
	Schlumberger Ltd.	454,300	31,333
^	Transocean Ltd.	1,408,300	18,195
	EOG Resources Inc.	133,000	9,682
	Cabot Oil & Gas Corp.	425,000	9,291
	National Oilwell Varco Inc.	243,200	9,157
*	Southwestern Energy Co.	609,300	7,732
	Exxon Mobil Corp.	46,012	3,421
*	Cameron
	International Corp.	25,300	1,551

			Market
			Value•
		Shares	($000)
	Encana Corp.	60,000	386
*	Petroleo Brasileiro
	SA ADR Type A	75,000	276
	Frank’s International NV	10,000	153
*	Petroleo Brasileiro SA ADR	30,000	131
			91,308
Financials (6.9%)
	Marsh & McLennan
	Cos. Inc.	2,087,875	109,029
	Charles Schwab Corp.	3,729,511	106,515
	JPMorgan Chase & Co.	1,713,473	104,470
	Wells Fargo & Co.	1,202,000	61,723
	Progressive Corp.	1,174,800	35,996
	US Bancorp	628,000	25,754
	Chubb Corp.	131,800	16,165
	Discover Financial
	Services	143,000	7,435
	American Express Co.	51,000	3,781
	CME Group Inc.	39,700	3,682
	Comerica Inc.	35,000	1,438
			475,988
Health Care (27.9%)
	Eli Lilly & Co.	4,189,800	350,644
	Amgen Inc.	2,371,324	328,001
	Roche Holding AG	1,066,806	283,207
*	Biogen Inc.	860,400	251,073
	Novartis AG ADR	1,610,605	148,047
	Johnson & Johnson	1,536,650	143,446
	Medtronic plc	1,112,700	74,484
	Abbott Laboratories	1,707,700	68,684
	Thermo Fisher
	Scientific Inc.	557,800	68,208
*	Boston Scientific Corp.	3,327,200	54,599
*	Illumina Inc.	155,900	27,410
*	Waters Corp.	225,654	26,675
	Sanofi ADR	541,000	25,681
	GlaxoSmithKline plc ADR	600,000	23,070
	AbbVie Inc.	376,000	20,458
	Merck & Co. Inc.	345,000	17,040

15

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
	Agilent Technologies Inc.	382,600	13,135
	Stryker Corp.	45,500	4,282
*	Cerner Corp.	10,000	600
	AstraZeneca plc ADR	13,700	436
			1,929,180
Industrials (17.0%)
	Southwest Airlines Co.	8,926,525	339,565
	Airbus Group SE	1,465,913	86,812
	United Parcel Service Inc.
	Class B	827,500	81,666
	FedEx Corp.	488,175	70,287
	Honeywell
	International Inc.	690,000	65,336
*	United Continental
	Holdings Inc.	1,088,000	57,718
	Delta Air Lines Inc.	1,146,000	51,421
	Boeing Co.	349,800	45,806
	Deere & Co.	512,600	37,932
*	Jacobs Engineering
	Group Inc.	729,100	27,290
	Rockwell Automation Inc.	260,200	26,402
	Safran SA	337,600	25,385
	American Airlines
	Group Inc.	627,300	24,358
	Union Pacific Corp.	266,400	23,552
	Caterpillar Inc.	355,000	23,203
*	Hertz Global Holdings Inc.	1,370,000	22,920
	Pentair plc	415,000	21,182
	CSX Corp.	775,000	20,848
	Norfolk Southern Corp.	218,400	16,686
	Ritchie Bros
	Auctioneers Inc.	618,300	16,002
*	AECOM	525,000	14,443
	CH Robinson
	Worldwide Inc.	170,000	11,523
	Republic Services Inc.
	Class A	266,935	10,998
	Expeditors International
	of Washington Inc.	230,000	10,822
	United Technologies Corp.	120,000	10,679
	IDEX Corp.	139,000	9,911
*	TransDigm Group Inc.	37,500	7,965
	Alaska Air Group Inc.	100,000	7,945
	Canadian Pacific
	Railway Ltd.	12,530	1,799
	Tyco International plc	50,000	1,673
*	Kirby Corp.	16,000	991
^	Chicago Bridge
	& Iron Co. NV	20,000	793
			1,173,913
Information Technology (25.9%)
	Texas Instruments Inc.	3,845,800	190,444
	Microsoft Corp.	2,939,200	130,089
*	Google Inc. Class A	188,472	120,315
*	Google Inc. Class C	188,441	114,651

			Market
			Value•
		Shares	($000)
*	Flextronics
	International Ltd.	8,861,200	93,397
	NetApp Inc.	2,891,400	85,585
	SanDisk Corp.	1,567,516	85,163
	Hewlett-Packard Co.	3,207,967	82,156
	Intel Corp.	2,716,700	81,881
	EMC Corp.	3,080,300	74,420
	QUALCOMM Inc.	1,239,830	66,616
	Telefonaktiebolaget
	LM Ericsson ADR	6,313,300	61,744
	Cisco Systems Inc.	2,252,600	59,131
	Intuit Inc.	551,500	48,946
	ASML Holding NV	480,000	42,230
	KLA-Tencor Corp.	790,000	39,500
*	Adobe Systems Inc.	470,000	38,643
	NVIDIA Corp.	1,500,000	36,975
	Altera Corp.	702,700	35,191
*	PayPal Holdings Inc.	1,064,900	33,055
	Activision Blizzard Inc.	900,000	27,801
*	eBay Inc.	1,064,900	26,026
	Corning Inc.	1,425,000	24,396
	Oracle Corp.	616,000	22,250
*	Electronic Arts Inc.	325,000	22,019
	Visa Inc. Class A	298,800	20,814
	Analog Devices Inc.	355,000	20,026
	Applied Materials Inc.	1,259,000	18,495
	Symantec Corp.	895,300	17,432
*	Yahoo! Inc.	585,600	16,930
	Apple Inc.	132,000	14,560
*	Keysight
	Technologies Inc.	435,300	13,425
*	Alibaba Group
	Holding Ltd. ADR	176,030	10,381
*	BlackBerry Ltd.	1,547,500	9,486
	Broadcom Corp. Class A	110,000	5,657
	Teradyne Inc.	120,000	2,161
*	Micron Technology Inc.	110,000	1,648
*	VMware Inc. Class A	3,000	236
			1,793,875
Materials (2.6%)
	Monsanto Co.	853,350	72,825
	Praxair Inc.	229,700	23,397
	Potash Corp. of
	Saskatchewan Inc.	929,976	19,111
	Celanese Corp. Class A	320,000	18,934
^	Dow Chemical Co.	405,000	17,172
	EI du Pont de
	Nemours & Co.	275,000	13,255
*	Crown Holdings Inc.	100,000	4,575
	Greif Inc. Class A	125,400	4,002
	LyondellBasell Industries
	NV Class A	46,200	3,851
	Cabot Corp.	100,000	3,156
	Greif Inc. Class B	37,000	1,431
	Chemours Co.	55,000	356
			182,065

16

PRIMECAP Core Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (0.7%)
AT&T Inc.	905,492	29,501
* Sprint Corp.	4,430,000	17,011
		46,512
Total Common Stocks
(Cost $4,052,946)		6,570,159
Temporary Cash Investment (5.3%)
Money Market Fund (5.3%)
[1,2] Vanguard Market
Liquidity Fund, 0.189%
(Cost $365,035)	365,035,318	365,035
Total Investments (100.3%)
(Cost $4,417,981)		6,935,194
		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		645
Receivables for Investment Securities Sold 16,145
Receivables for Accrued Income		6,935
Receivables for Capital Shares Issued		1,393
Total Other Assets		25,118
Liabilities
Payables for Investment Securities
Purchased		(11,672)
Collateral for Securities on Loan		(14,917)
Payables to Investment Advisor		(5,625)
Payables for Capital Shares Redeemed		(2,493)
Payables to Vanguard		(8,195)
Other Liabilities		(110)
Total Liabilities		(43,012)
Net Assets (100%)
Applicable to 341,471,724 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		6,917,300
Net Asset Value Per Share		$20.26

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,078,525
Undistributed Net Investment Income	57,888
Accumulated Net Realized Gains	263,820
Unrealized Appreciation (Depreciation)
Investment Securities	2,517,213
Foreign Currencies	(146)
Net Assets	6,917,300

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,871,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $14,917,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends[1]	127,547
Interest[2]	663
Securities Lending	1,958
Total Income	130,168
Expenses
Investment Advisory Fees—Note B	22,757
The Vanguard Group—Note C
Management and Administrative	10,569
Marketing and Distribution	1,013
Custodian Fees	128
Auditing Fees	31
Shareholders’ Reports	56
Trustees’ Fees and Expenses	11
Total Expenses	34,565
Net Investment Income	95,603
Realized Net Gain (Loss)
Investment Securities Sold	323,757
Foreign Currencies	28
Realized Net Gain (Loss)	323,785
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(477,802)
Foreign Currencies	7
Change in Unrealized Appreciation (Depreciation)	(477,795)
Net Increase (Decrease) in Net Assets Resulting from Operations	(58,407)
1 Dividends are net of foreign withholding taxes of $3,131,000.
2 Interest income from an affiliated company of the fund was $663,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	95,603	78,963
Realized Net Gain (Loss)	323,785	401,489
Change in Unrealized Appreciation (Depreciation)	(477,795)	801,653
Net Increase (Decrease) in Net Assets Resulting from Operations	(58,407)	1,282,105
Distributions
Net Investment Income	(85,623)	(54,577)
Realized Capital Gain[1]	(411,308)	(207,572)
Total Distributions	(496,931)	(262,149)
Capital Share Transactions
Issued	800,640	478,435
Issued in Lieu of Cash Distributions	445,777	235,932
Redeemed	(601,660)	(680,461)
Net Increase (Decrease) from Capital Share Transactions	644,757	33,906
Total Increase (Decrease)	89,419	1,053,862
Net Assets
Beginning of Period	6,827,881	5,774,019
End of Period[2]	6,917,300	6,827,881

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $11,734,000 and $0, respectively. Short-term gain distributions are treated as ordinary income for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $57,888,000 and $52,210,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Core Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.87	$18.65	$14.98	$12.37	$12.51
Investment Operations
Net Investment Income	. 285.255		.242	.206	.145
Net Realized and Unrealized Gain (Loss)
on Investments	(. 328)	3.820	3.955	2.567	(.143)
Total from Investment Operations	(.043)	4.075	4.197	2.773	.002
Distributions
Dividends from Net Investment Income	(.270)	(.178)	(. 260)	(.163)	(.142)
Distributions from Realized Capital Gains	(1.297)	(.677)	(.267)	—	—
Total Distributions	(1.567)	(.855)	(.527)	(.163)	(.142)
Net Asset Value, End of Period	$20.26	$21.87	$18.65	$14.98	$12.37

Total Return[1]	-0.73%	22.60%	28.88%	22.55%	-0.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,917	$6,828	$5,774	$4,702	$4,345
Ratio of Total Expenses to
Average Net Assets	0.47%	0.50%	0.50%	0.50%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.29%	1.23%	1.42%	1.39%	1.01%
Portfolio Turnover Rate	10%	13%	7%	10%	9%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and

21

PRIMECAP Core Fund

records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2015, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $645,000, representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

22

PRIMECAP Core Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,174,755	395,404	—
Temporary Cash Investments	365,035	—	—
Total	6,539,790	395,404	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2015, the fund realized net foreign currency gains of $28,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,330,000 from undistributed net investment income, and $14,637,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $65,698,000 of ordinary income and $263,909,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $4,417,981,000.

Net unrealized appreciation of investment securities for tax purposes was $2,517,213,000, consisting of unrealized gains of $2,749,140,000 on securities that had risen in value since their purchase and $231,927,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2015, the fund purchased $882,215,000 of investment securities and sold $676,892,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	36,473	23,520
Issued in Lieu of Cash Distributions	20,364	12,563
Redeemed	(27,555)	(33,422)
Net Increase (Decrease) in Shares Outstanding	29,282	2,661

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard PRIMECAP Core Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Core Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2015

Special 2015 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $414,212,000 as capital gain dividends (20% rate gain distributions) to share-
holders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $97,357,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Core Fund
Periods Ended September 30, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-0.73%	13.94%	8.91%
Returns After Taxes on Distributions	-2.31	13.15	8.40
Returns After Taxes on Distributions and Sale of Fund Shares	1.06	11.23	7.30

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return	$1,000.00	$919.24	$2.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	Chris D. McIsaac
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	James M. Norris
the Museum of Fine Arts Boston.	Paul A. Heller	Thomas M. Rampulla
	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi

Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2015: $67,000 Fiscal Year Ended September 30, 2014: $64,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2015: $7,000,200
Fiscal Year Ended September 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2015: $2,899,096
Fiscal Year Ended September 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2015: $353,389
Fiscal Year Ended September 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2015: $202,313
Fiscal Year Ended September 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2015: $555,702
Fiscal Year Ended September 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

VANGUARD FENWAY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.